EXHIBIT 99.1


                        CERTIFICATION OF PERIODIC REPORT

I, John G. Baust, Chief Executive Officer and Chief Financial Officer of Cryomedical Sciences, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    1. the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 14, 2002

                                             By: /s/ John G. Baust
                                                 -------------------------------
                                                 John G. Baust, PhD
                                                 Chief Executive Officer and
                                                  Chief Financial Officer